Exhibit 99.2

Advent Software, Inc. First Quarter 2014 Earnings Highlights April 28, 2014 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Financial Guidance and any other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties and our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2013 Annual Report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. 2

ADVS Q114 Highlights Operating Metrics Annualized Recurring Run Rate was $375.8M at March 31, 2014; increase of 6% over prior year Q3 13 updated renewal rate of 99%; increase of 1 point over prior year and 2 points over initial rate Q4 13 initially reported renewal rate of 95%; increase of 4 points over prior year Annual Contract Value (ACV) from term license, Advent OnDemand, and Black Diamond contracts was $5.1M Financial Metrics Quarterly revenue of $96.8M; increase of 5% over prior year Non-GAAP Operating Income of $29.2M, or 30% of revenue; increase of 11% compared to $26.4M, or 29% in prior year. Non-GAAP Diluted EPS of $0.33; increase of 1% over prior year Operating cash flows of $20.9M, increase of 21% over prior year 3

ADVS Q114 Financial Highlights Metric Q113 Q114 $ +/- % +/- Annualized Recurring Run Rate at 3/31 ($M) $352.9 $375.8 $22.9 6% Revenue ($M) $92.5 $96.8 $4.3 5% GAAP Operating Margin 17.5% 20.0% 2.4pts 14% GAAP Diluted EPS $0.23 $0.20 ($0.03) (12%) Non-GAAP Operating Margin1 28.5% 30.2% 1.6pts 6% Adjusted EBITDA ($M)1 $27.8 $32.3 $4.5 16% Non-GAAP Diluted EPS1 $0.32 $0.33 $0.01 1% Operating Cash Flow ($M) $17.2 $20.9 $3.7 21% 1 See reconciliation of GAAP to Non-GAAP measures on slide #10 * Totals, $+/- and % +/ - may not recalculate due to rounding 4

ADVS Operating Metrics ($ in millions) 5 Annual Contract Value Annualized Recurring Run Rate* Renewals $31 324.0 322.2 The annual contribution to revenue once contracts are fully implemented for term license, Advent OnDemand, and Black Diamond. The annualized run rate of all of our contracted recurring revenue streams as of a point in time. The metric includes the combined effects of ACV, renewals and the existing run rate of recurring revenues into a single metric. Client contract renewals compared to the same quarter in the previous year based on cash collections and reported one quarter in arrears. 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 *Annualized Recurring Run Rate is not intended to be forward looking.

ADVS Revenue ($ in millions) * Totals, $+/- and % +/ - may not recalculate due to rounding 6

ADVS Q114 Revenue Components ($ in millions) Q113 Q114 $ +/- % +/- Recurring $84.5 $89.1 $4.6 6% Term License Revenue $41.3 $47.0 $5.8 14% Perpetual Maintenance $16.4 $16.1 ($0.3) (2%) Other Recurring 1 $26.8 $25.9 ($0.8) (3%) Non-Recurring $8.0 $7.7 ($0.3) (4%) Total Revenue $92.5 $96.8 $4.3 5% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding 7

Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) 8 Deferred Revenue ADVS Deferred Revenue and Backlog ($ in millions) Deferred Revenue/Backlog

Guidance Q214 FY14 Operating Measures: Total Revenue ($M) $96 - $98 $395 - $403 GAAP Operating Margin 21.0% - 21.5% Stock Compensation Expense (% of revenue) 8.0% Amortization of Intangibles (% of revenue) 2.0% Non-GAAP Operating Margin * 31.0% - 31.5% Tax and Cash Measures: Effective Tax Rate (GAAP) 35% – 40% Effective Tax Rate (Non-GAAP) 35% Operating Cash Flow ($M) $105 - $115 Capital Expenditures ($M) $8 - $11 ADVS 2014 Guidance *See reconciliation of GAAP to Non-GAAP guidance on slide #11 9

Q114 Reconciliation of GAAP to Non-GAAP ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations’ gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses and income we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investor a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Three Months Ended March 31 2014 2013 Amount % of Net Revenues Amount % of Net Revenues GAAP gross margin $68,322 70.6% $64,011 69.3% Amortization of acquired intangible 1,186 1,898 Stock-based compensation 1,217 870 Non-GAAP operating gross margin $70,725 73.1% $66,779 72.3% GAAP operating income $19,313 20.0% $16,213 17.5% Amortization of acquired intangible 2,095 2,855 Stock-based compensation 7,628 5,017 Restructuring charges 174 2,315 Non-GAAP net income $29,210 30.2% $26,400 28.5% GAAP net income $10,907 $12,057 Amortization of acquired intangibles 2,095 2,855 Stock-based compensation 7,628 5,017 Restructuring charges 174 2,315 Income tax adjustment (1) (3,264) (5,281) Non-GAAP net income $17,540 $27,785 GAAP net income $10,907 $12,057 Net interest 2,136 458 Provision for income taxes 6,181 3,853 Depreciation expense 2,766 2,945 Amortization expense 2,709 3,455 Stock-based compensation 7,628 5,017 Adjusted EBITDA $32,327 $27,785 Diluted net income per share $0.20 $0.23 GAAP $0.33 $0.32 Shares used to compute diluted net income per share 53,807 52,598 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended March 31,2014 and 2013, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes.10

Reconciliation of GAAP to Non-GAAP Guidance ADVENT SOFTWARE, INC. RECONCILIATION OF PROJECTED CONTINUING OPERATIONS’GAAP OPERATING INCOME % TO NON-GAAP OPERATING INCOME % (Preliminary and unaudited) Advent provides projection for the no-GAAP measure of its continuing operation’s operating income percentage. This non-GAAP measure excludes certain costs and expenses which we believe is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. Adjustments to our projected continuing operation’s GAAP results are made with the intent of providing management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ending December 31,2014 Continuing Operations Operating Income %  Projected GAAP 21.0% To 21.5% Projected stock-based compensation adjustment 8.0% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 2.0% Projected non-GAAP 31.0% To 31.5% 11